UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2015

VIASYSTEMS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road St. Louis, MO	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement

Credit Facilities

In connection with the consummation of the previously announced Agreement and Plan of Merger, dated as of September 21, 2014 (the “Merger Agreement”), by and among Viasystems Group, Inc., a Delaware corporation (the “Company”), TTM Technologies, Inc., a Delaware corporation (“Parent”), and Vector Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Parent (“Merger Sub”), through which the Company was acquired by Parent through the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation (the “Merger”), on June 1, 2015, Parent repaid and terminated all commitments under (a) the Loan and Security Agreement, dated as of February 16, 2010, by and among Viasystems Technologies Corp., L.L.C. (“Viasystems Technologies”) and Merix Corporation (“Merix”), as borrowers, and Viasystems, Inc. (“VI Sub”), Viasystems International, Inc. (“Viasystems International”) and Merix Asia, Inc. (“Merix Asia”), as guarantors, the lenders and issuing bank from time to time party thereto, Wachovia Capital Finance Corporation (New England) (“Wachovia”), as administrative agent, and Wells Fargo Capital Finance, LLC (“Wells Fargo”), as sole lead arranger, manager and bookrunner (the “Loan and Security Agreement”), as amended by the Amendment No. 1 to Loan and Security Agreement, dated as of March 24, 2010, by and among Viasystems Technologies and Merix, as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wachovia, as Agent and Lender (the “First Amendment”); the Amendment No. 2 to Loan and Security Agreement and Waiver, dated as of August 2, 2011, but effective as of June 30, 2011, by and among Viasystems Technologies and Viasystems Corporation (“Viasystems Corp”), as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Second Amendment”); the Amendment No. 3 to Loan and Security Agreement and Waiver, dated as of December 8, 2011, by and among Viasystems Technologies and Viasystems Corp, as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Third Amendment”); the Amendment No. 4 to Loan and Security Agreement, dated as of April 3, 2012, by and among Viasystems Technologies and Viasystems Corp, as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Fourth Amendment”); the Amendment No. 5 to Loan and Security Agreement, dated as of April 16, 2012, by and among Viasystems Technologies and Viasystems Corp, as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Fifth Amendment”); the Amendment No. 6 to Loan and Security Agreement and Waiver, dated as of April 30, 2012, by and among Viasystems Technologies and Viasystems Corp, as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Sixth Amendment”); the Amendment No. 7 to Loan and Security Agreement and Waiver, dated as of December 28, 2012, by and among Viasystems Technologies, Viasystems Corp, Viasystems North America, Inc., DDi Intermediate Holdings Corp., DDi Capital Corp., DDi Global Corp., DDi Sales Corp., DDi North Jackson Corp., DDi Milpitas Corp., Coretec Holdings Inc., DDi Cleveland Holdings Corp. (“DDi Cleveland”), DDi Denver Corp., Coretec Building Inc. (“Coretec”), DDi Cleveland Corp., and Trumauga Properties, Ltd. (“Trumauga”), as Borrowers, VI Sub, Viasystems International, and Merix Asia, as Guarantors, and Wells Fargo, as Agent and Lender (the “Seventh Amendment”); the Amendment No. 8 to Loan and Security Agreement and Waiver, dated as of December 31, 2013, by and among Viasystems Technologies, Viasystems Corp, Viasystems Sales, Inc. (“Viasystems Sales”), DDi Cleveland, Coretec, and Trumauga, as Borrowers, VI Sub, as Guarantor, and Wells Fargo, as Agent and Lender (the “Eighth Amendment”); and the Amendment No. 9 to Loan and Security Agreement and Waiver, dated as of April 9, 2014, by and among Viasystems Technologies, Viasystems Corp, Viasystems Sales, DDi Cleveland, Coretec, and Trumauga, as Borrowers, VI Sub, as Guarantor, and Wells Fargo, as Agent and Lender (the “Ninth Amendment,” and collectively with the Loan and Security Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, and the Eighth Amendment, the “2010 Credit Agreement”); and (b) the Credit Agreement, dated March 28, 2012, between DDi Global Corp. (“DDi Corp”) and Wells Fargo Bank, N.A. (“Wells Fargo Bank”) (the “DDi Credit Agreement”), as amended by the Amendment to Credit Agreement, dated as of November 1, 2012, between DDi Corp and Wells Fargo Bank (the “Amendment to DDi Credit Agreement,” and, together with the DDi Credit Agreement, the “2012 Credit Agreement”).

The 2010 Credit Agreement, as amended, provided a secured revolving credit facility in an aggregate principal amount of up to $75.0 million which, upon mutual agreement, could have been increased to a maximum of $100.0 million (the “2010 Credit Facility”). The 2010 Credit Facility’s maturity date was December 29, 2018. The annual interest rates applicable to loans under the 2010 Credit Facility were, at the Company’s option, either the Prime Rate or Eurodollar Rate (each as defined in the 2010 Credit Agreement) plus, in each case, an applicable margin. The applicable margin was tied to the Company’s Monthly Average Excess Availability (as defined in the 2010 Credit Agreement) and ranged from 0.25% to 0.75% for Prime Rate loans and 1.75% to 2.25% for Eurodollar Rate loans. In addition, the Company was required to pay an unused line fee and other fees as defined in the 2010 Credit Agreement.

The 2010 Credit Facility was guaranteed by and secured by substantially all of the assets of the Company’s current and future material domestic subsidiaries, subject to certain exceptions as set forth in the 2010 Credit Facility.

The 2012 Credit Agreement, as amended, provided a mortgage loan with Wells Fargo Bank for the Company’s printed circuit board manufacturing facility in Anaheim, California, which was secured by the land and building at such location. The 2012 Credit Agreement contained a covenant requiring the Company to maintain a minimum fixed charge coverage ratio of 1.25 to 1.0. The loan bore interest at a fixed rate of 4.326% and was set to mature in March 2019, when a balloon principal payment of $3.4 million was to become due.

The foregoing descriptions do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the 2010 Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2010; the full text of the First Amendment, which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on March 30, 2010; the full text of the Second Amendment, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2011; the full text of the Third Amendment, which was filed as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2012; the full text of the Fourth Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 9, 2012; the full text of the Fifth Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 17, 2012; the full text of the Sixth Amendment, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2012; the full text of the Seventh Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 2, 2013; the full text of the Eighth Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 3, 2014; and the full text of the Ninth Amendment, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2014; and the full text of the 2012 Credit Agreement, which was filed as Exhibit 10.3 to the Quarterly Report on Form 10-Q of DDi Global Corp. filed with the SEC on April 25, 2012; and the full text of the Amendment to DDi Credit Agreement, which was filed as Exhibit 10.52 to the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2013; and all of which are incorporated herein by reference.

In connection with the termination of the 2010 Credit Agreement and the 2012 Credit Agreement, Parent repaid all principal amounts, all accrued and unpaid interest through the respective termination dates, various prepayment, reconveyance and other fees, and the Lenders’ legal expenses, and all security, liens or other encumbrances on assets of the Company were released and terminated. Parent utilized proceeds from borrowings under the Parent Credit Agreements (as defined below) to fund the termination of the Company’s debt.

Senior Secured Notes

On April 30, 2012, Viasystems, Inc. (“VI Sub”), a direct, wholly owned subsidiary of the Company, entered into an Indenture (the “Base Indenture”) among the Company, the guarantors party thereto (the “Notes Guarantors”), and Wilmington Trust, National Association, as trustee (the “Trustee”), pursuant to which VI Sub issued approximately $600 million in aggregate principal amount of 7.875% Senior Secured Notes due 2019 (the “Senior Secured Notes”). The Base Indenture, dated as of April 30, 2012, as supplemented by (a) the Supplemental Indenture, dated as of May 2, 2012 (the “First Supplemental

Indenture”); (b) the Second Supplemental Indenture, dated as of June 27, 2012 (the “Second Supplemental Indenture”); (c) the Third Supplemental Indenture, dated as of April 9, 2014 (the “Third Supplemental Indenture”); and (d) the Fourth Supplemental Indenture, dated as of April 15, 2014 (the “Fourth Supplemental Indenture” and, collectively with the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, and the Third Supplemental Indenture, the “Senior Secured Notes Indenture”), each by and among the Company, VI Sub, the Notes Guarantors, and the Trustee, governs the terms and provisions of the Senior Secured Notes.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2012; and the full text of the First Supplemental Indenture, which was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2012; the full text of the Second Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 28, 2012; the full text of the Third Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 10, 2014; and the full text of the Fourth Supplemental Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 15, 2014; all of which are incorporated herein by reference.

On May 29, 2015, pursuant to the terms of the Senior Secured Notes Indenture, the Trustee notified the holders of the Senior Secured Notes that VI Sub has elected to redeem the Senior Secured Notes at a redemption price equal to 105.906% of the principal amount of each such Senior Secured Note, together with accrued and unpaid interest, on the redemption date of June 28, 2015.

In connection with the redemption of the Senior Secured Notes, Parent has irrevocably deposited with the Trustee sufficient funds to fund the redemption of the Senior Secured Notes, utilizing the net proceeds from (a) the Term Loan Credit Agreement (the “Term Loan Agreement”), by and among Parent, as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as Administrative Agent, Barclays Bank PLC (“Barclays”), as Syndication Agent, and The Royal Bank of Scotland plc (“RBS”) and HSBC Securities (USA) Inc. (“HSBC Securities”), as Documentation Agents, and (b) the ABL Credit Agreement (the “ABL Agreement” and, together with the Term Loan Agreement, the “Parent Credit Agreements”), by and among Parent, as Borrower, the several Lenders from time to time parties thereto, JPMCB, as Administrative Agent, Barclays, as Syndication Agent, and RBS and HSBC Securities, as Documentation Agents, each entered into in connection with the Merger (as defined below), together with cash on hand. As a result, VI Sub and the Notes Guarantors have been released from their respective obligations under the Senior Secured Notes Indenture.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 31, 2015, Parent, Company and Merger Sub completed the Merger. As a result of the Merger, the Company became a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares (i) held in treasury of the Company, (ii) owned, directly or indirectly, by a wholly owned subsidiary of the Company, Parent or Merger Sub, or (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) was automatically converted into the right to receive a combination of (a) $11.33 in cash, without interest, and (b) 0.706 of a share of validly issued, fully paid and nonassessable common stock, par value $0.001 per share, of Parent (together, the “Merger Consideration”).

In addition, pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s outstanding stock options were cancelled and converted into the right to receive a combination of cash and stock with a combined value equal to the excess value, if any, of the Merger Consideration that would be delivered in respect of the number of shares of the Company’s common stock underlying such option over the exercise price for such option. The Company’s outstanding restricted stock awards were converted into the Merger Consideration. The Company’s outstanding performance share units vested based on the greater of 100% of the target payout and the payout that would have resulted based on the Company’s performance criteria, with each such vested performance share unit exchanged for the Merger Consideration. The Company’s outstanding leveraged performance shares vested based on the greater of their target share price and the closing price of the Company’s common stock on the trading day immediately preceding the closing date, with each such vested leveraged performance share being exchanged for the Merger Consideration.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 22, 2014, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

To the extent required by Item 3.01, the information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, on June 1, 2015, Parent and the Company requested that the NASDAQ Global Market (“NASDAQ”) suspend trading in the Company’s common stock and file a notification of removal from listing on Form 25 with the SEC to delist shares of the Company’s common stock from NASDAQ and remove them from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the close of business on June 1, 2015. On June 1, 2015, NASDAQ filed a notification of removal from listing on Form 25 with the SEC with respect to the Company’s common stock. Parent intends to file a Form 15 with the SEC to suspend the Company’s reporting obligations with respect to its Common Stock under Sections 13 and 15(d) of the Exchange Act ten days after the filing of Form 25.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth above in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of Company Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration pursuant to the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

To the extent required by Item 5.01, the information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change of control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in further change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Executive Officers and Directors

Pursuant to Section 2.06 of the Merger Agreement, at the Effective Time, the directors and officers of Merger Sub immediately prior to the Effective Time became the directors and officers of the Company as the Surviving Corporation. As a result, Thomas T. Edman and Todd B. Schull became the directors, and Thomas T. Edman became the President; Todd B. Schull became the Vice President, Secretary and Treasurer; and Antonio J. Sanchez became the Vice President, Assistant Secretary and Assistant Treasurer of the Company as the Surviving Corporation. Immediately after the Effective Time, all directors and officers of the Company were removed and replaced by written consent of the sole shareholder and the board of directors of the Company. Todd B. Schull and Daniel J. Weber were elected as the directors, and Thomas T. Edman was elected as the President; Todd B. Schull was elected as the Vice President and Treasurer; Daniel J. Weber was elected as the Vice President, Secretary and General Counsel; Christopher R. Isaak was elected as the Vice President, Assistant Secretary and Assistant Treasurer; and Antonio J. Sanchez was elected as the Vice President, Assistant Secretary and Assistant Treasurer of the Company as the Surviving Corporation.

Termination of Equity Plans

As of the Effective Time, each of the Company’s 2003 Stock Option Plan and 2010 Equity Incentive Plan were terminated.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to Section 2.05(a) and Section 2.05(b) of the Merger Agreement, at the Effective Time, the certificate of incorporation and the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, became the certificate of incorporation and the bylaws of the Company as the Surviving Corporation until amended in accordance with the General Corporation Law of the State of Delaware. A copy of the amended and restated certificate of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation of Viasystems Group, Inc.

3.2	Third Amended and Restated Bylaws of Viasystems Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015	VIASYSTEMS GROUP, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation of Viasystems Group, Inc.

3.2	Third Amended and Restated Bylaws of Viasystems Group, Inc.